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                                                                     EXHIBIT F-1



                                                                                                           (IN THOUSANDS)
CENTERPOINT ENERGY, INC.(1)                                                                        DECEMBER 2003 ENDING BALANCES
                                                                                                     DR/(CR)           DR/(CR)
                                           TEXAS                                                     ISSUER            OWNER'S
                                                                                                     BOOK               BOOK
SUBSIDIARIES/AFFILIATES:                                                     OWNERSHIP DOMICILE      VALUE             VALUE
------------------------                                                     ------------------  --------------      ------------
UTILITY HOLDING, LLC                                                              100% Del       $(8,623,989.9)      $8,623,989.9
   CenterPoint Energy Service Company, LLC                                        100% Tex       $    (1,000.0)      $    1,000.0
   CenterPoint Energy Funding Company (f/k/a Houston
     Industries Funding Company)                                                  100% Del       $      (252.1)      $      252.1
   CenterPoint Energy Houston Electric, LLC (3) (formerly
     Reliant Energy, Incorporated)                                                100% Tex       $(2,740,829.6)      $2,740,829.6
        CenterPoint Energy Transition Bond Company,
          LLC (f/k/a Reliant Energy Transition Bond Company, LLC)                 100% Del       $    (3,745.5)      $    3,745.5
        Houston Industries FinanceCo GP, LLC                                      100% Del       $          --       $         --
        Houston Industries FinanceCo LP(6)                                         99% Del       $          --       $         --
   CenterPoint Energy, Inc. (2, 4) (a Delaware corporation)                       100% Del
   CenterPoint Energy Investment Management, Inc. (f/k/a
     Reliant Energy Investment Management, Inc.)                                  100% Del       $  (717,683.6)      $  717,683.6
   Block 368 GP, LLC                                                              100% Tex       $        (2.5)      $        2.5
   Block 368 LP(7)                                                                 99% Tex       $      (498.4)      $      498.4
   CenterPoint Energy Power Systems, Inc. (f/k/a Reliant
     Energy Power Systems, Inc.)                                                  100% Del       $     5,598.2       $   (5,598.2)
   CenterPoint Energy Products, Inc. (f/k/a Reliant
     Energy Products, Inc.)                                                       100% Del       $      (256.5)      $      256.5
   CenterPoint Energy Properties, Inc. (f/k/a Reliant
     Energy Properties, Inc.)                                                     100% Del       $   (82,232.6)      $   82,232.6
   CenterPoint Energy Tegco, Inc. (2)  (f/k/a Reliant
     Energy Tegco, Inc.)                                                          100% Del       $       (98.7)      $       98.7
   HL&P Capital Trust I(5)                                                        100% Del       $    (7,702.7)      $    7,702.7
   HL&P Capital Trust II(5)                                                       100% Del       $    (3,194.6)      $    3,194.6
   NorAm Energy Corp.(2,8)                                                        100% Del       $          --       $         --
   REI Trust I(5)                                                                 100% Del       $   (11,550.2)      $   11,550.2
   Texas Genco Holdings, Inc.                                                     100% Tex       $(3,033,163.6)      $2,455,506.7
        Texas Genco GP, LLC                                                       100% Tex       $   (30,214.4)      $   30,214.4
        Texas Genco LP, LLC                                                       100% Del       $(3,003,178.6)      $3,003,178.6
          Texas Genco, LP(9)                                                       99% Tex       $(3,033,520.8)      $3,033,520.8
          Texas Genco Services, LP(9)                                              99% Tex       $   (22,596.5)      $   22,596.5
   Utility Rail Services, Inc.                                                    100% Del       $      (501.9)      $      501.9

   CENTERPOINT ENERGY RESOURCES CORP. (f/k/a RELIANT
     ENERGY RESOURCES CORP.)                                                      100% Del       $(2,193,464.9)      $2,193,464.9

      Divisions:
      CenterPoint Energy Arkla (f/k/a Reliant Energy Arkla)                                      $  (419,844.6)      $  419,844.7
      CenterPoint Energy Entex (f/k/a Reliant Energy Entex)                                      $  (578,063.4)      $  578,063.4
      CenterPoint Energy Gas Operations (formerly
        Reliant Energy Entex Metro)
      CenterPoint Energy Minnegasco (f/k/a Reliant Energy Minnegasco)                            $  (679,696.6)      $  679,696.6

      Subsidiaries/Affiliates:
      ALG Gas Supply Company                                                      100% Del       $          --       $         --
      Allied Materials Corporation                                                100% Tex       $     2,108.1       $   (2,108.1)
      Arkansas Louisiana Finance Corporation                                      100% Del       $    (1,557.9)      $    1,557.9
      Arkla Industries Inc.(2)                                                    100% Del       $     9,721.3       $   (9,721.3)
      Arkla Products Company(2)                                                   100% Del       $          --       $         --
      CenterPoint Energy Alternative Fuels, Inc. (f/k/a Entex
        Fuels, Inc.)                                                              100% Tex       $     2,157.2       $   (2,157.2)
      CenterPoint Energy Consumer Group, Inc. (f/k/a Reliant
        Energy Consumer Group, Inc.)                                              100% Del       $          --       $         --
      CenterPoint Energy Field Services, Inc. (f/k/a Reliant
        Energy Field Services, Inc.)                                              100% Del       $  (128,571.2)      $  128,571.2
        CenterPoint Energy Field Services Holdings, Inc. (f/k/a Reliant
          Energy Field Services Holdings, Inc.)                                   100% Del       $   (33,462.6)      $   33,462.6
        CenterPoint Energy Gas Processing, Inc. (f/k/a Reliant
          Energy Gas Processing, Inc.)                                            100% Del       $    (9,228.3)      $    9,228.3
      CenterPoint Energy Gas Marketing Company (10) (f/k/a MRT
        Energy Marketing Company)                                                 100% Del       $   (21,929.0)      $   21,929.0
      CenterPoint Energy Gas Receivables, LLC                                     100% Del       $    (6,001.0)      $    6,001.0
      CenterPoint Energy Gas Resources Corp. (10) (f/k/a Entex
        Gas Resources Corp.)                                                      100% Tex       $   (36,923.1)      $   36,923.1
      CenterPoint Energy Gas Transmission Company (f/k/a Reliant
        Energy Gas Transmission Company)                                          100% Del       $  (811,556.0)      $  811,556.0
      CenterPoint Energy Hub Services, Inc. (2)  (f/k/a Reliant
        Energy Hub Services, Inc.)                                                100% Del       $       183.6       $     (183.6)
      CenterPoint Energy - Illinois Gas Transmission Company
        (f/k/a Illinois Gas Transmission Company)                                 100% Del       $     1,626.4       $   (1,626.4)
      CenterPoint Energy Intrastate Holdings, LLC (f/k/a Reliant
        Energy Intrastate Holdings, LLC)                                          100% Del       $       427.3       $     (427.3)
        Pine Pipeline Acquisition Company, LLC (11)                             81.40% Del       $    (1,266.2)      $    1,054.9
        CenterPoint Energy Gas Services, Inc. (10)  (f/k/a CenterPoint
          Energy Marketing, Inc.)                                                 100% Del       $   119,467.1       $ (119,467.1)

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


     CenterPoint Energy Retail Interests, Inc. (f/k/a Reliant
     Energy Retail Interests, Inc.)                                               100% Del       $  (127,483.3)      $  127,483.3
   CenterPoint Energy - Mississippi River Transmission
       Corporation (f/k/a Mississippi River Transmission Corporation)             100% Del       $   (55,813.0)      $   55,813.0
     CenterPoint Energy MRT Holdings, Inc. (f/k/a MRT Holdings, Inc.)             100% Del       $          --       $         --
     CenterPoint Energy MRT Services Company
       (f/k/a MRT Services Company)                                               100% Del       $  (147,068.8)      $  147,068.8
   CenterPoint Energy Pipeline Services, Inc. (f/k/a Reliant
     Energy Pipeline Services, Inc.)                                              100% Del       $   (14,423.2)      $   14,423.2
     CenterPoint Energy OQ, LLC (f/k/a Reliant Energy OQ, LLC)                    100% Del       $      (328.1)      $      328.1
       OQ Partners, a general partnership(13)                                      50% Tex
   CenterPoint Energy Trading and Transportation Group, Inc.
     (f/k/a Reliant Energy Trading and Transportation Group, Inc.)                100% Tex
   Entex Gas Marketing Company                                                    100% Tex       $          --       $         --
   Entex NGV, Inc.                                                                100% Del       $          --       $         --
   Entex Oil & Gas Company                                                        100% Tex       $     3,192.7       $   (3,192.7)
   Industrial Gas Supply Corporation(14)                                          100% Tex       $    (5,801.6)      $    5,801.6
   Intex, Inc.(2)                                                                 100% Tex       $          --       $         --
   CenterPoint Energy Intrastate Pipelines, Inc. (14)  (formerly
     Louisiana Unit Gas Transmission Company)                                     100% Tex       $      (273.7)      $      273.7
   Minnesota Intrastate Pipeline Company                                          100% Del       $    (1,854.5)      $    1,854.5
   National Furnace Company                                                       100% Tex       $       634.6       $     (634.6)
   NorAm Financing I(5)                                                           100% Del       $          --       $         --
   NorAm Utility Services, Inc.                                                   100% Del       $          --       $         --
   CenterPoint Energy Funds Management, Inc.                                      100% Del       $(1,231,234.7)      $1,231,234.7
   Unit Gas Transmission Company(14)                                              100% Tex       $   (14,385.0)      $   14,385.0
   United Gas, Inc.(2)                                                            100% Tex       $        (1.0)      $        1.0

CENTERPOINT ENERGY INTERNATIONAL, INC. (f/k/a Reliant
  Energy International, Inc.) - DISCONTINUED                                      100% Del       $          --       $         --
   CenterPoint Energy International Holdings, LLC (12)
     (f/k/a Reliant Energy International Holdings, LLC)                           100% Del       $          --       $         --
     Reliant Energy El Salvador, S.A. de C.V.12(15)                                99% Els       $          --       $         --
   CenterPoint Energy International II, Inc. (f/k/a Reliant
     Energy International II, Inc.)                                               100% Del       $          --       $         --
     HIE Ford Heights, Inc.                                                       100% Del       $          --       $         --
     HIE Fulton, Inc.                                                             100% Del       $          --       $         --
   CenterPoint Energy International Services, Inc. (12)  (f/k/a Reliant
      Energy International Services, Inc)                                         100% Del       $          --       $         --
   CenterPoint Energy Light, Inc. (f/k/a Reliant Energy Light, Inc.)              100% Del       $          --       $         --
   Reliant Energy Brasil, Ltda.(12)                                            100.00% Brz       $          --       $         --
   Reliant Energy Brazil Ltd.(12)                                                 100% Cay       $          --       $         --
     HIE Brasil Rio Sul Ltda. (12)                                                 20% Brz       $          --       $         --
     Reliant Energy International Brasil Ltda.(12, 16)                          99.90% Brz       $          --       $         --
   Reliant Energy Brazil Tiete Ltd.(12)                                           100% Cay       $          --       $         --
   Reliant Energy Colombia Ltda.(12, 17)                                           99% Col       $          --       $         --
   Reliant Energy Outsource Ltd.(12)                                              100% Cay       $          --       $         --
     Venus Generation El Salvador(18)                                              50% Cay       $          --       $         --
   Worldwide Electric Holdings B.V.(12)                                           100% Nth       $          --       $         --


(1) Incorporated on August 31, 2001. Originally incorporated under the name "Reliant Energy Regco, Inc."

(2)    Inactive.

(3) Formerly Reliant Energy, Incorporated. Converted into a limited liability company effective as of 11:54 p.m. on August 31, 2002.

(4) Incorporated on February 2, 2001 to preserve the name "CenterPoint Energy" in Delaware.

(5) These entities are statutory business trusts created under Delaware law and treated as subsidiaries of their parent company for financial reporting purposes. However effective December 31, 2003 the balance sheets of the Trusts were De-Consolidated per new FAS.

(6) The remaining 1% of this subsidiary is owned by Houston Industries FinanceCo GP, LLC.

(7)    The remaining 0.5% of this subsidiary is owned by Block 368 GP, LLC

(8) This company was incorporated on 2/3/99 to preserve the name "NorAm Energy Corp." in Delaware.

(9)    The remaining 1% of this subsidiary is owned by Texas Genco GP, LLC.

(10) On December 31, 2003, CenterPoint Energy Gas Resources Corp. and CenterPoint Energy Gas Marketing Company merged into CenterPoint Energy Marketing, Inc. CenterPoint Energy Marketing, Inc. is the surviving company following the merger and its name was changed to CenterPoint Energy Gas Services, Inc.

(11)   The remaining 18.6% of this company is owned by LGS Natural Gas Company.

(12)   In the process of being dissolved.

(13)   The remaining 50% of this partnership is owned by Overnite Software, Inc.

(14) On December 31, 2003, Industrial Gas Supply Corporation and Unit Gas Transmission Company merged into Louisiana Unit Gas Transmission Company which changed its name to CenterPoint Energy Intrastate Pipelines, Inc.

(15) The remaining 1% of this subsidiary is owned by CenterPoint Energy International, Inc. (f/k/a Reliant Energy International, Inc.)

(16)   The remaining 0.1% is owned by Reliant Energy Brazil Tiete Ltd.

(17) The remaining 1% of this subsidiary is owned by CenterPoint Energy International Holdings, LLC (f/k/a Reliant Energy International Holdings,
       LLC).

(18) The remaining 50% of this subsidiary is owned by EDC Energy Ventures-Generation El Salvador.